PROPERTY, PLANT AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2020
PROPERTY, PLANT AND EQUIPMENT, NET
Summary of Property, plant and equipment

	As of December 31,
	2019	2020
Buildings	896	956
Furniture, fixture and equipment	13,684	14,913
Leasehold improvement	73,163	80,464
Motor vehicles	1,040	1,130
Total	88,783	97,463
Less: Accumulated depreciation	(38,641)	(49,428)
Impairment loss	—	(397)
	50,142	47,638